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                          MFS(R)/SUN LIFE SERIES TRUST

                             EMERGING GROWTH SERIES

                      Supplement to the Current Prospectus

The  description  of  portfolio   managers  under  the  Emerging  Growth  Series
"Management of the Series" section is hereby restated as follows:

Toni Y. Shimura, a Senior Vice President of MFS, has been the portfolio manager of the series since November 30, 1995 and has been employed in the investment management area of MFS since 1987. Dale A. Dutile and John E. Lathrop, each a Vice President of MFS, have each been employed in the investment management area of MFS since 1994. David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995. Messrs. Dutile, Lathrop and Sette-Ducati each became a portfolio manager of the series effective January 17, 2001. John W. Ballen, President and Chief Investment Officer of MFS, provides general oversight in the management of the series portfolio.

                The date of this Supplement is January 25, 2001.